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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant   [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            ANTHRACITE CAPITAL, INC.
       -----------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


        -----------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1)   Title of each class of securities to which transaction applies:
             _________________________________________________
       (2)   Aggregate number of securities to which transaction applies:
             _________________________________________________
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
             _________________________________________________
       (4)   Proposed maximum aggregate value of transaction:
             _________________________________________________
       (5)   Total fee paid:
             __________________________________________________

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1)   Amount Previously Paid:______________________________________
       (2)   Form, Schedule or Registration Statement No.: _______________
       (3)   Filing Party:________________________________________________
       (4)   Date Filed:__________________________________________________

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

Anthracite Capital, Inc.
40 East 52nd Street, New York, New York 10022

                                                               April 17, 2006



Dear Fellow Stockholders:

         On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Stockholders of Anthracite Capital, Inc. (the "Annual Meeting") to be held at the New York Marriott East Side Hotel, 525 Lexington Avenue, New York, NY 10017, on Thursday, May 18, 2006, at 10:00 a.m., Eastern Time. The matters to be considered by the stockholders at the Annual Meeting are described in detail in the accompanying materials.

         IT IS VERY IMPORTANT THAT YOU BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU OWN OR WHETHER YOU ARE ABLE TO ATTEND THE ANNUAL MEETING IN PERSON. Let me urge you to mark, sign and date your proxy card today and to return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend the Annual Meeting.

         Your continued support of and interest in Anthracite Capital, Inc. are sincerely appreciated.

                                            Sincerely,


                                            /s/  Ralph L. Schlosstein
                                            ------------------------------------
                                            Ralph L. Schlosstein
                                            Chairman of the Board of Directors

                            ANTHRACITE CAPITAL, INC.
                             ______________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 18, 2006

To the Stockholders of Anthracite Capital, Inc.:

         NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Stockholders (the "Annual Meeting") of Anthracite Capital, Inc. (the "Company") will be held at the New York Marriott East Side Hotel, 525 Lexington Avenue, New York, NY 10017, on Thursday, May 18, 2006, at 10:00 a.m., Eastern Time, for the following purposes:

   1. To elect two directors to serve on the Board of Directors of the Company for a three-year term expiring in 2009 and to elect one director to serve on the Board of Directors of the Company for a two-year term expiring in 2008 in each case, until their respective successors have been duly elected and qualified;

   2. To ratify the appointment by the Board of Directors of Deloitte & Touche LLP as the independent auditors of the Company for the fiscal year ending December 31, 2006;

   3. To ratify the adoption of the Anthracite Capital, Inc. 2006 Stock Award and Incentive Plan;

   4. To vote on a stockholder proposal relating to the compensation of the management of the Company; and

   5. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

         Only stockholders of the Company of record as of the close of business on March 31, 2006 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof.

         Further information regarding the Annual Meeting, the nominees for election as directors, the independent auditors and other matters is contained in the enclosed Proxy Statement. We have enclosed a Proxy Statement, form of proxy and self-addressed envelope. Please complete, date and sign the proxy card. Return it promptly in the envelope provided, which requires no postage if mailed in the United States. If you attend the Annual Meeting, you may withdraw your proxy and vote in person, if you so choose.

                                       By Order of the Board of Directors,


                                       /s/  Robert L. Friedberg
                                       -----------------------------------
                                       Robert L. Friedberg
                                       Secretary
New York, New York
April 17, 2006

==============================================================================

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; PLEASE MARK, DATE, SIGN AND RETURN THE APPROPRIATE ENCLOSED PROXY OR PROXIES IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO CALL COMPUTERSHARE FUND SERVICES, INC., THE COMPANY'S PROXY SOLICITOR, AT 1-866-413-4968 FOR MORE INFORMATION ABOUT THE ATTACHED PROXY STATEMENT OR TO VOTE YOUR SHARES.

===============================================================================

                            ANTHRACITE CAPITAL, INC.
                              40 EAST 52ND STREET
                            NEW YORK, NEW YORK 10022
                           __________________________

                                PROXY STATEMENT
                           __________________________


                         ANNUAL MEETING OF STOCKHOLDERS

         This Proxy Statement and the accompanying proxy card and Notice of Annual Meeting are provided in connection with the solicitation of proxies by the Board of Directors of Anthracite Capital, Inc., a Maryland corporation (the "Company" or "Anthracite"), for use at the 2006 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the New York Marriott East Side Hotel, 525 Lexington Avenue, New York, NY 10017, on Thursday, May 18, 2006 at 10:00 a.m., Eastern Time, and any adjournments or postponements thereof. The mailing address of the Company's executive office is 40 East 52nd Street, New York, New York 10022. This Proxy Statement, the accompanying proxy card and the Notice of Annual Meeting are first being mailed to holders of the Company's common stock, par value $0.001 per share (the "Common Stock"), on or about April 17, 2006.

Matters to Be Considered at the Annual Meeting

         At the Annual Meeting, holders of the Company's Common Stock will vote upon (i) the election of three directors to serve on the Board of Directors of the Company; (ii) the ratification of the appointment by the Board of Directors of Deloitte & Touche LLP as the independent auditors of the Company for the fiscal year ending December 31, 2006; (iii) the ratification of the Anthracite Capital, Inc. 2006 Stock Award and Incentive Plan; (iv) a stockholder proposal relating to the compensation of the management of the Company, and (v) such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Stockholders Entitled to Vote

         The Board of Directors has fixed the close of business on March 31, 2006 as the record date for the determination of stockholders entitled to notice of and to vote their shares of Common Stock at the Annual Meeting. As of March 16, 2006, the Company had 56,928,756 shares of Common Stock outstanding. Each share of Common Stock entitles its holder to one vote.

Voting at the Annual Meeting

         If the enclosed proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, it will be voted as specified on the proxy, unless it is properly revoked prior thereto. If no specification is made on the proxy as to any one or more of the proposals, the shares of Common Stock represented by the proxy will be voted as follows:

         FOR the election of each of the director nominees;

         FOR the ratification of the appointment of Deloitte & Touche LLP as the independent auditors of the Company for the fiscal year ending December 31, 2006;

         FOR the ratification of the Anthracite Capital, Inc. 2006 Stock Award and Incentive Plan; and

         AGAINST the stockholder proposal relating to the compensation of the management of the Company.

Voting on Other Matters

         If any other matters are properly presented at the Annual Meeting for consideration, the persons named in the proxy will have the discretion to vote on those matters for you. At the date this Proxy Statement went to press, the Company did not know of any other matter to be raised at the Annual Meeting.

Required Vote

         A majority of the votes entitled to be cast at the Annual Meeting, represented in person or by proxy, constitutes a quorum for purposes of transacting business at the Annual Meeting. Election of each nominee for director will require the affirmative vote of the holders of a plurality of the votes cast at the Annual Meeting for such nominee. The ratification of the independent auditors, the ratification of the 2006 Stock Award and Incentive Plan, the approval of the stockholder's proposal and any other matters submitted to a vote of the stockholders will be determined by a majority of the votes cast at the Annual Meeting.

         Under the rules of the New York Stock Exchange ("NYSE"), brokers who hold shares in "street name" may have the authority to vote on certain matters when they do not receive instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote on the election of directors and the ratification of the independent auditors. In determining whether the proposal to ratify the appointment of the independent auditors has received the requisite vote, abstentions will be disregarded and will have no effect on the outcome of the vote. A vote "withheld" from a director nominee will have no effect on the outcome of the vote because a plurality of the votes cast at the Annual Meeting is required for the election of each director and the nominees who receive the most votes cast at the Annual Meeting will be elected.

         Approval of the 2006 Stock Award and Incentive Plan will require the affirmative vote of the holders of at least a majority of the outstanding shares present, in person or by proxy, at the Company's Annual Meeting, assuming the presence of a quorum. If the 2006 Stock Award and Incentive Plan is not approved by the Company's stockholders, it will not become effective. However, the Board of Directors of the Company reserves the right, subject to all applicable laws, regulations and stock exchange listing standards, to adopt such other compensation plans and programs as it deems appropriate and in the best interests of the Company and its stockholders.

         Approval of the stockholder's proposal will require the affirmative vote of the holders of at least a majority of the outstanding shares present, in person or by proxy, at the Company's Annual Meeting, assuming the presence of a quorum. If the stockholder's proposal is not approved by the Company's stockholders, it will not become effective.

Cost of Proxy Solicitation

         The Company will pay the expenses of soliciting proxies. Proxies may be solicited in person or by mail, telephone, electronic transmission and facsimile transmission on our behalf by directors, officers or employees of the Company or its subsidiaries, without additional compensation. The Company will reimburse brokerage houses and other custodians, nominees and fiduciaries that are requested to forward soliciting materials to the beneficial owners of the stock held of record by such persons.

Solicitation of Proxies

         Computershare Fund Services, Inc. ("Computershare"), has been engaged to assist in the solicitation of proxies for the Company. In addition to solicitations made by mail, solicitations also may be made by telephone, through the Internet or in person by officers or employees of the Company and by certain financial services firms and their representatives, who will receive no extra compensation for their services. If the Company records votes by telephone or through the Internet, it will use procedures designed to authenticate stockholders' identities, to allow stockholders to authorize the voting of their shares in accordance with their instructions and to allow stockholders to confirm that their instructions have been recorded properly.

         In all cases in which a telephone proxy is solicited, the Computershare representative is required to ask for each stockholder's full name and address and to confirm that the stockholder has received the proxy materials in the mail. If the stockholder is a corporation or other entity, the Computershare representative is required to ask for the person's title and for confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Computershare representative, then the Computershare representative has the responsibility to explain the process, to read the Proposals listed on the Proxy Card and to ask for the stockholder's instructions on each Proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the stockholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Computershare will record the stockholder's instructions on the Proxy Card. Within 72 hours, the stockholder will be sent a letter or mailgram that confirms his or her vote and that asks the stockholder to call Computershare immediately if his or her instructions are reflected incorrectly in the confirmation.

Revocation of Proxies

         A person giving the enclosed proxy has the power to revoke it at any time before it is exercised by (i) attending the Annual Meeting and voting in person, (ii) duly executing and delivering a proxy bearing a later date prior to the Annual Meeting or (iii) sending written notice of revocation to the Company's Secretary prior to the Annual Meeting at 40 East 52nd Street, New York, New York 10022.

List of Stockholders

         A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Annual Meeting, between the hours of 9:00 a.m. and 5:00 p.m., at the Company's executive office at 40 East 52nd Street, New York, New York 10022, by contacting the Secretary of the Company.

Copies of Annual Report to Stockholders

         A copy of the Annual Report on Form 10-K filed by the Company with the Securities and Exchange Commission (the "SEC") for its latest fiscal year and of the Annual Report to Stockholders is available without charge to stockholders at the Company's website at www.anthracitecapital.com or upon written request to Anthracite Capital, Inc., 40 East 52nd Street, New York, New York 10022, Attention: Secretary.

Confidentiality of Voting

         The Company keeps all proxies, ballots and voting tabulations confidential as a matter of practice. The Company only lets its Inspector of Election, American Stock Transfer and Trust Company, examine these documents.

Voting Results

         American Stock Transfer and Trust Company, the Company's independent tabulating agent, will count the votes and act as the Inspector of Election. The Company will publish the voting results in its Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2006, which the Company plans to file with the SEC in August 2006.

Recommendations of the Board of Directors

         The Board of Directors recommends a vote FOR each of the nominees for director, FOR the ratification of the appointment of Deloitte & Touche LLP as the independent auditors of the Company for the fiscal year ending December 31, 2006 and FOR the ratification of the Anthracite Capital, Inc. 2006 Stock Award and Incentive Plan. The Board of Directors recommends a vote AGAINST the stockholder proposal relating to the compensation of the management of the Company.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

         The Company's By-Laws provides that the Board of Directors shall consist of no less than three and no more than nine directors, and the number of directors may be increased or decreased by the Board of Directors. The Company's Board of Directors is presently comprised of eight members classified into three groups, designated Class I, Class II and Class III. The term of office of the members of one class of directors expires each year in rotation so that the members of one class are elected at each annual meeting to serve for full three-year terms, or until their successors are elected and qualified. Each class consists, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors.

         At the Annual Meeting, two directors will be elected to serve on the Board of Directors of the Company for a three-year term expiring in 2009 and one director will be elected to serve on the Board of Directors of the Company for a two-year term expiring in 2008, in each case, until their respective successors have been duly elected and qualified. The shares of Common Stock represented by the enclosed proxy will be voted for the election as directors of the three nominees named below, unless a vote is withheld from any of the three individual nominees. If any nominee becomes unavailable or unwilling to serve as a director on the Board of Directors of the Company for any reason, shares of Common Stock represented by the accompanying proxy will be voted for such other person as the Board of Directors may nominate. The Board of Directors has no reason to doubt the availability of any nominee, and each nominee has indicated his willingness to serve as a director of the Company if elected by the stockholders at the Annual Meeting.

Information Concerning the Director Nominees

         The Board of Directors has unanimously proposed Scott M. Amero and Ralph L. Schlosstein as nominees for election as directors of the Company, each to serve for a three-year term expiring in 2009.

         The Board of Directors has unanimously proposed Deborah J. Lucas as nominee for election as director of the Company, to serve a two-year term expiring in 2008.

         The Board of Directors recommends a vote FOR each of the nominees for director.

Information Concerning the Incumbent Directors and Director Nominees

         Information concerning the names, ages, terms and positions with the Company and business experience of the members of the Board of Directors is set forth below. Scott M. Amero has been elected to the Board of Directors since September 2005, Ralph L. Schlosstein has been elected to the Board of Directors since March 1998 and Deborah J. Lucas has been elected to the Board of Directors since May 2005. All of them have served continuously with the Company since their respective election.

                                                                      Director
                                                                        Term
        Name                    Age           Position               Expires (1)
--------------------------------------------------------------------------------
Inside Directors:
   Ralph L. Schlosstein         55    Chairman of the Board of Directors   2009
   Scott M. Amero               42    Director                             2009
   Hugh R. Frater               50    Director                             2008
Unaffiliated Directors:
   Donald G. Drapkin (3)(4)     58    Director                             2007
   Carl F. Geuther (2)(4)       59    Director                             2007
   Jeffrey C. Keil (2)(3)       62    Director                             2008
   Leon T. Kendall (3)          77    Director                             2007
   Deborah J. Lucas (2)(4)      47    Director                             2008


____________________

(1) The Company's Board of Directors is classified into three groups and each group is elected on a staggered basis for three-year terms.

(2)  Member of the Audit Committee.

(3)  Member of the Compensation Committee.

(4)  Member of the Nominating and Corporate Governance Committee.


Ralph L. Schlosstein, Chairman of the Board of Directors and nominee, is president and a director of BlackRock Financial Management, Inc. (the "Manager") and of BlackRock, Inc., and is a member of the Manager's management committee. He is also chairman of the board of the Manager's family of closed-end funds, chairman of the board, trustee and president of the BlackRock Liquidity Funds, and a director of several of the Manager's alternative investment vehicles. Prior to founding the Manager in 1988, Mr. Schlosstein was a Managing Director of Lehman Brothers Inc. Mr. Schlosstein joined Lehman in 1981 and became co-head of its Mortgage and Savings Institutions Group in 1984.

Scott M. Amero, Director and nominee, is a Managing Director and co-head of the Manager's fixed income portfolio management team. He is a member of the management committee and the investment strategy group of the Manager. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios of the Manager. He is also the head of global credit research for the Manager. Prior to joining the Manager in 1990, Mr. Amero was a Vice President in Fixed Income Research at The First Boston Corporation. Mr. Amero joined First Boston in 1985 and became the firm's primary strategist for short duration securities.

Donald G. Drapkin, Director, has been Vice Chairman and Director of MacAndrews & Forbes Holdings Inc. and various of its affiliates since 1987. Prior to joining MacAndrews & Forbes, Mr. Drapkin was a partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP for more than five years. Mr. Drapkin is also a director of the following corporations which file reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"): Allied Security Holdings, LLC, Nephros, Inc., Playboy Enterprises, Inc., Revlon Consumer Products Corporation, Revlon, Inc. and SIGA Technologies, Inc.

Hugh R. Frater, Director, served as President and Chief Executive Officer of the Company from 1998 until his resignation from those positions in February 2004. In February 2004, Mr. Frater became an Executive Vice President of The PNC Financial Services Group, Inc. ("PNC"), where he is responsible for PNC's real estate businesses, which include commercial real estate lending, loan servicing and origination and syndication of affordable housing tax credits. Prior to joining PNC, Mr. Frater was a founding partner and Managing Director of the Manager, where he served as head of the Real Estate Division, co-head of the Account Management Group, and member of the Management Committee. Prior to joining BlackRock in 1988, Mr. Frater was a Vice President in Investment Banking at Lehman Brothers in the financial institutions department.

Carl F. Geuther, Director, is a former Executive Vice President and Chief Financial Officer of WMC Mortgage Corp., a mortgage banking company. Mr. Geuther was Vice Chairman and Chief Financial Officer, and previously Executive Vice President, of Great Western Financial Corporation and Great Western Bank from 1986 to 1997. Mr. Geuther joined Great Western following its acquisition of Aristar, Inc., a consumer finance and insurance company, in 1983, where he served as Executive Vice President and Chief Financial Officer and previous financial management positions since 1974.

Jeffrey C. Keil, Director, has been Chairman of International Real Returns, LLC, a private investment advisor, since July 2004 and served as Chairman of its Executive Committee from January 1998 to June 2001. Mr. Keil was President, from July 2001 through June 2004, of Ellesse, LLC, a private advisory company. From 1996 to January 1998, Mr. Keil was a General Partner of Keil Investment Partners, a private fund that invested in the financial sector in Israel. From 1984 to 1996, Mr. Keil was President and a director of Republic New York Corporation and Vice Chairman of Republic National Bank of New York. He has also been a director of Leucadia National Corporation since April 2004.

Leon T. Kendall, Director, is a former Chairman of the Board of Mortgage Guaranty Insurance Corporation, Vice-Chairman of its parent company, MGIC Investment Corporation, and a member of the Board of Directors of both firms. Prior to joining MGIC in 1974, he served as President of the Securities Industry Association and its predecessor, the Association of Stock Exchange Firms. He has also served as Vice President and economist for the New York Stock Exchange and as economist for the U.S. League of Savings Institutions and the Federal Reserve Bank of Atlanta. From 1988 to August 2002, Mr. Kendall was a member of the Kellogg School of Management faculty. His teaching responsibilities included the management of financial institutions, securitization, urban development and real estate market analysis. In June 1999, he became the second Norman Strunk Chair Professor of Financial Institutions at the Kellogg School of Management. Mr. Kendall retired from the Kellogg School of Management in August 2002.

Deborah J. Lucas, Director and nominee, is the Donald C. Clark Household International Distinguished Professor of Finance at the Kellogg School of Management at Northwestern University, where she teaches courses in fixed income securities and corporate finance. Her research focuses on asset pricing and federal financial risk. Past appointments include chief economist at the Congressional Budget Office from 2000 to 2001, and Senior Staff Economist at the Council of Economic Advisers from 1992 to 1993. She serves on the Board of Directors of General Dynamics Corp., the Access Group and the Center on Federal Financial Institutions.

Unaffiliated Directors

The Articles of Incorporation of the Company require that a majority of the Company's directors be "Unaffiliated Directors." "Unaffiliated Director" means any director who (a) does not own greater than a de minimis interest in the Manager or any of its affiliates, other than the Company and any person controlled by the Company or (b) within the last two years has not directly or indirectly (i) been an officer of or employed by the Company or the Manager or any of their respective affiliates, (ii) been a director of the Manager or any of its affiliates, other than the Company and any person controlled by the Company, (iii) performed more than a de minimis amount of services for the Manager or any of its affiliates or (iv) had any material business or professional relationship with the Manager or any of its affiliates other than as a director of the Company or any person controlled by the Company. There are presently five Unaffiliated Directors on the Company's Board of Directors:
Messrs. Drapkin, Geuther, Keil and Kendall and Ms. Lucas.

Compensation of Directors

Directors generally are elected for a term of three years and hold office until their successors are elected and qualified. The Company pays an annual director's fee to each Unaffiliated Director of $20,000 and a fee of $1,000 for each meeting of the Board of Directors attended by the Unaffiliated Director. In addition, the Unaffiliated Directors who serve as chair of the Nominating and Corporate Governance Committee or chair of the Compensation Committee, each receive an additional $5,000 per year, and the Unaffiliated Director who serves as chair of the Audit Committee receives an additional $10,000 per year. The Company will also grant each Unaffiliated Director 1,000 shares of restricted Common Stock of the Company or the equivalent amount of cash as of the date of each annual meeting of the Company's stockholders. The Company reimburses the costs and expenses of all directors for attending meetings of the Board of Directors. Affiliated directors will not be, and have not been, separately compensated by the Company other than through the Company's 1998 Stock Option Plan (discussed below) or the proposed 2006 Stock Award and Incentive Plan, if approved by stockholders.

Determination of Director Independence

         At least a majority of the directors serving on the Board of Directors must be independent directors. For a director to be considered independent, the board must determine that the director does not have any direct or indirect material relationship with the Company. The Board of Directors has adopted categorical standards as set forth below (the "Categorical Standards") to assist it in determining whether or not certain relationships between its directors and the Company or its subsidiaries or affiliates (either directly or as partner, shareholder or officer of an organization that has a relationship with the Company or its subsidiaries or affiliates) are "material relationships" for purposes of the NYSE corporate governance rules. In this regard, the Board may adopt and disclose Categorical Standards to assist it in making determinations of independence and may make a general disclosure if a director meets these standards. Any determination of independence for a director who does not meet these standards must be specifically explained. Relationships not covered by these Categorical Standards will be evaluated on an individual basis as provided for in the NYSE corporate governance rules.

         The NYSE corporate governance rules generally require companies to have a majority of independent directors and a fully independent compensation and nominating and governance committee. The Company also must comply with the NYSE corporate governance rule that requires audit committees to be fully independent and requires disclosure in a company's proxy statement of the board's determination as to the independence of the members of the company's audit committee.

         I. Application of Categorical Standards

         None of the relationships described below shall be deemed to be a "material relationship" between a director and the Company and thus a director having such a relationship may be deemed to be "independent" for purposes of the NYSE corporate governance rules, unless the relationship causes the director not to be independent as a result of any of the provisions of the bright line independence standards set forth below. The provisions of these bright line independence standards establish mandatory independence standards involving the employment, affiliations, and compensation of a director or an immediate family member.

         In applying these Categorical Standards, the Board will take into account any "look-back" or transition period specified in the NYSE corporate governance rules.

         A. Relationships arising in the ordinary course of business with the Company or its Manager

         Asset management, acting as trustee, lending, deposit, banking, or other financial service relationships (such as those involving investment in various of the funds, investment vehicles or accounts sponsored or managed by the Company or the Manager, fiduciary, brokerage, custody, capital markets, treasury management, or similar products and services) or other relationships involving the provision of products or services either by or to Anthracite or its subsidiaries or affiliates or the Manager and involving a director, his or her immediate family members, or a company or charitable organization of which the director or an immediate family member is (or, at the time of the transaction, was) a partner, shareholder, officer, employee or director will not be considered "material relationships" if the following condition is satisfied:

     o the products and services are being provided in the ordinary course of business and on substantially the same terms and conditions, including price, as would be available to similarly situated customers.

         B. Relationships with companies of which a director is a shareholder or partnerships of which a director is a partner

         Any relationship not described in Section A above, between the Company or one of its subsidiaries or affiliates or the Manager (as the case may be) and a company (including a limited liability company) or partnership to which a director is connected solely as a shareholder (or member) or partner will not be considered a "material relationship," provided the director is not a principal shareholder of the company or a principal partner of the partnership. For purposes of this Categorical Standard, a person is a principal shareholder of a company if he or she directly or indirectly, or acting in concert with one or more persons, owns, controls, or has the power to vote more than 10 percent of any class of voting securities of the company. A person is a principal partner of a partnership if he or she directly or indirectly, or acting in concert with one or more persons, owns, controls, or has the power to vote a 25 percent or more general partnership interest, or more than a 10 percent overall partnership interest and has the single largest interest in the partnership. Shares or partnership interests owned or controlled by a director's immediate family member who shares the director's home are considered to be held by the director.

         C. Contributions made or pledged to charitable organizations

         Contributions made to any charitable organization pursuant to a matching gift program maintained by the Company or by its subsidiaries or affiliates or by the Manager or by any foundation sponsored by or associated with the Company or its subsidiaries or affiliates or by the Manager are not considered to be a "material relationship" and shall not be included in calculating the materiality threshold set forth in (i) below. Other contributions made or pledged by the Company, its subsidiaries or affiliates, by the Manager or by any foundation sponsored by or associated with the Company or its subsidiaries or affiliates or the Manager to a charitable organization of which a director or an immediate family member is an executive officer, director, or trustee will not be considered a "material relationship" if the following conditions are satisfied:

         (i) within the preceding three years, the aggregate amount of such contributions during any single fiscal year of the charitable organization did not exceed the greater of $1 million or 2 percent of the charitable organization's consolidated gross revenues for that fiscal year; and

         (ii) the charitable organization is not a family foundation created by the director or an immediate family member.

         D. Certain familial relationships

         A relationship involving a director's relative will not be considered a "material relationship" unless the relative is an immediate family member of the director.

         II. Mandatory Independence Standards

         Set forth below are the provisions of the NYSE corporate governance rules that establish mandatory independence standards involving the employment, affiliations, and compensation of a director or an immediate family member.

         (1) A director who is an employee, or whose immediate family member is an executive officer, of the company is not independent until three years after the end of such employment relationship.

         Commentary: Employment as an interim Chairman or CEO shall not disqualify a director from being considered independent following that employment.

         (2) A director who receives, or whose immediate family member receives, more than $100,000 per year in direct compensation from the listed company, other than director or committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three years after he or she ceases to receive more than $100,000 per year in such compensation.

         Commentary: Compensation received by a director for former services as an interim Chairman or CEO need not be considered in determining independence under this test. Compensation received by an immediate family member for service as a non-executive employee of the listed company need not be considered in determining independence under this test.

         (3) A director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the company is not "independent" until three years after the end of the affiliation or the employment or auditing relationship.

         (4) A director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of the listed company's executives serves on that company's compensation committee is not "independent" until three years after the end of such service or employment relationship.

         (5) A director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payments from, the listed company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other company's consolidated gross revenues, is not "independent" until three years after falling below such threshold.

         Commentary: In applying the test immediately above, both the payments and the consolidated gross revenues to be measured shall be those reported in the last completed fiscal year. The look-back provision for this test applies solely to the financial relationship between the listed company and the director or immediate family member's current employer; a listed company need not consider former employment of the director or immediate family member.

         Charitable organizations shall not be considered "companies" for purposes of the test immediately above, provided, however that a listed company shall disclose in its annual proxy statement, or if the listed company does not file an annual proxy statement, in the company's annual report on Form 10-K filed with the SEC, any charitable contributions made by the listed company to a charitable organization in which a director serves as an executive officer if, within the preceding three years, contributions in any single fiscal year exceeded the greater of $1 million, or 2% of such charitable organization's consolidated gross revenues. Listed company boards are reminded of their obligations to consider materiality of any such relationship.

         General Commentary: An "immediate family member" includes a person's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person's home. When applying the look-back provision set forth above, listed companies need not consider individuals who are no longer immediate family members as a result of legal separation or divorce, or those who have died or become incapacitated. In addition, references to the "company" would include any parent or subsidiary in a consolidated group with the company.

         Each of the above Categorical Standards contains a three-year "look-back" provision.

         These Categorical Standards are available on the investor relations page of the Company's website, www.anthracitecapital.com, under the heading "Investor Relations/Corporate Governance." In addition to applying these guidelines, the Board of Directors will consider all relevant facts and circumstances in making an independence determination. The board has determined that the following directors satisfy the independence requirements of the Board of Directors and the NYSE: Messrs. Drapkin, Geuther, Keil and Kendall and Ms. Lucas.

         With respect to the determination by the Board of Directors of Mr. Drapkin's independence, the Board of Directors considered that Mr. Drapkin's son-in-law is currently an employee of the Manager, holding a non-executive position; his job at the Manager has no connection to the Company and has no involvement with any of the services that the Manager provides to the Company; and his compensation is not tied to the Company. Based on these facts, the Board of Directors determined that Mr. Drapkin still met the criteria to be an independent director.

Board and Committee Meetings

         The Board of Directors has three standing committees: an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee. Each of the committees are composed entirely of independent directors, as determined in accordance with the applicable rules of the NYSE. The current charters for each of the Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee are available on the investor relations page of the Company's website, www.anthracitecapital.com, under "Investor Relations/ Corporate Governance." Further, the Company will provide a copy of these charters without charge to each stockholder upon written request. Requests for copies should be addressed to Anthracite Capital, Inc., 40 East 52nd Street, New York, New York 10022, Attention: Secretary.

         The following descriptions of the functions performed by the committees of the Board of Directors are general in nature and are qualified in their entirety by reference to the committees' charters.

Audit Committee

         The Audit Committee of the Board of Directors, presently composed of Messrs. Geuther and Keil and Ms. Lucas, makes recommendations to the Board of Directors concerning the selection of independent auditors, reviews the financial statements of the Company and considers such other matters in relation to the internal and external audit of the financial affairs of the Company as may be necessary or appropriate to facilitate accurate and timely financial reporting. The Board of Directors adopted a revised charter for the Audit Committee on March 11, 2004, a copy of which was included as Exhibit A to the Company's proxy statement for the 2004 Annual Meeting of Stockholders. Each Audit Committee member is "independent" as defined in the NYSE listing standards and the applicable SEC rules. The Board of Directors has determined that Mr. Geuther qualifies as an "audit committee financial expert" as defined in the SEC rules, and the Board of Directors has determined that each member of the Committee has accounting and related financial management expertise within the meaning of the listing standards of the New York Stock Exchange. The Audit Committee met ten times during the fiscal year ended December 31, 2005.

Nominating and Corporate Governance Committee

         The Nominating and Corporate Governance Committee of the Board of Directors, presently composed of Messrs. Geuther and Drapkin and Ms. Lucas, recommends to the Board of Directors individuals qualified to serve as directors of the Company and on committees of the Board of Directors; advises the Board of Directors with respect to the composition of the Board of Directors, procedures and committees; advises the Board of Directors with respect to the corporate governance principles applicable to the Company; and oversees the evaluation of the Board of Directors and the Company's management. The Board of Directors adopted a charter for the Nominating and Corporate Governance Committee on June 25, 2003, which was subsequently revised on March 11, 2004. The Nominating and Corporate Governance Committee met five times during the fiscal year ended December 31, 2005.

         The Nominating and Corporate Governance Committee, as required by the Company's By-Laws, will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board of Directors and the qualifications of the candidate and may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

         The Company's By-Laws provide certain procedures that a stockholder must follow to nominate persons for election to the Board of Directors. Nominations for director at an annual stockholder meeting must be submitted in writing to the Company's Secretary at Anthracite Capital, Inc., 40 East 52nd Street, New York, New York 10022. The Secretary must receive the notice of a stockholder's intention to introduce a nomination or proposed item of business at an annual stockholders meeting:

     o not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting; or

     o in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.

         The By-Laws also provide that the stockholder nomination notice must contain all information relating to such nominee that is required to be disclosed in solicitations of proxies for elections of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person's written consent to being named in the proxy statement as a nominee and to serve as director if elected).

         As to the stockholder giving notice and the beneficial notice, if any on whose behalf the proposal is being made, the notice must include:

     o the name and record address of the stockholder, as they appear on the Company's books, and of such beneficial owner; and

     o the number of shares of each class of stock of the Company which are owned beneficially and of record by such stockholder and such beneficial owner.

         In considering the qualifications for serving as a director of the Company, the Nominating and Corporate Governance Committee examines a candidate's experience, knowledge, skills, expertise, diversity, ability to make independent analytical inquiries, understanding of the Company's business environment and willingness to devote adequate time and effort to the responsibilities of the Board of Directors.

         The Nominating and Corporate Governance Committee identifies potential nominees by asking current directors and executive officers to notify the Committee if they become aware of suitable candidates. The Nominating and Corporate Governance Committee also may, from time to time, engage firms that specialize in identifying director candidates. As described above, the Committee will also consider candidates recommended by stockholders.

         Once a person has been identified by the Nominating and Corporate Governance Committee as a potential candidate, the Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating and Corporate Governance Committee determines that the candidate warrants further consideration, the Chairman or another member of the Committee will contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board of Directors, the Nominating and Corporate Governance Committee requests information from the candidate and reviews the person's accomplishments and qualifications. The Committee's evaluation process does not vary based on whether or not a candidate is recommended by a stockholder, although, as stated above, the Board of Directors may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

Compensation Committee

         The Compensation Committee of the Board of Directors, presently composed of Messrs. Kendall, Drapkin and Keil, administers the Company's 1998 Stock Option Plan, reviews all aspects of the management agreement between the Company and the Manager and makes recommendations on such matters to the full Board of Directors. During 2005, the Company did not pay any cash compensation to its executive officers, and there was no grant of stock options or stock appreciation rights to the Company's executive officers during the fiscal year ended December 31, 2005. The Compensation Committee met once during the fiscal year ended December 31, 2005, to approve the compensation provided by the Company to the independent directors who serve on the Board of Directors and to provide their recommendation regarding the management agreement between the Company and the Manager.

Communications with Directors

         The Board of Directors has established a process to receive communications from stockholders and other interested parties. Stockholders and other interested parties may contact any member (or all members) of the Board of Directors (including without limitation the director that presides over the executive sessions of non-management directors, or the non-management directors as a group), any Board of Directors committee or any chair of any such committee by mail or electronically. To communicate with the Board of Directors, any individual directors or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent c/o Corporate Communications Department, Anthracite Capital, Inc., 40 East 52nd Street, New York, New York 10022. To communicate with the Board of Directors electronically, the Company has established an e-mail address, anthracitebod@blackrock.com, to which stockholders may send correspondence to the Board of Directors or any such individual directors or group or committee of directors.

         All communications received as set forth in the preceding paragraph will be opened by the Corporate Communications and Legal and Compliance Departments of the Manager, for the sole purpose of determining whether the contents represent a message to the directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material, will be forwarded promptly to the addressee. In the case of communications to the Board of Directors or any group or committee of directors, sufficient copies of the contents will be made for each director who is a member of the group or committee to which the envelope or e-mail is addressed. Concerns relating to accounting, internal controls or auditing matters are brought to the attention of the Chairman of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.

Number of Meetings of the Board of Directors and Attendance in 2005

         During the fiscal year ended December 31, 2005, the Board of Directors of the Company met on four occasions. In 2005, each director then serving attended 75% or more of the meetings of the Board of Directors and of the committees of the Board of Directors on which such director served, except that Mr. Drapkin attended 60% of the meetings of the Board of Directors and of the committees on which he serves. The Company expects each director serving on its Board of Directors to regularly attend meetings of the Board of Directors and committees on which such director serves, and to review prior to meetings material distributed in advance for such meetings. A director who is unable to attend a meeting is expected to notify the chairman of the Board of Directors or the chairman of the appropriate committee in advance of such meeting. The Company's policy regarding director attendance at the Annual Meetings of Stockholders is to encourage directors to attend such meetings.

 -----------------------------------------------------------------------------
|                                                                             |
|   Report of the Audit Committee                                             |
|                                                                             |
|   In accordance with and to the extent permitted by the rules of the        |
|   Securities and Exchange Commission (the "SEC"), the information           |
|   contained in the following Report of the Audit Committee shall not be     |
|   incorporated by reference into any of the Company's future filings made   |
|   under the Securities Exchange Act 1934, as amended (the "Exchange Act"),  |
|   or under the Securities Act of 1933, as amended (the "Securities Act"),   |
|   and shall not be deemed to be "soliciting material" or to be "filed"      |
|    under the Exchange Act or the Securities Act.                            |
|                                                                             |
|   The Board of Directors has appointed an Audit Committee consisting of     |
|   three directors. All of the members of the Audit Committee are            |
|   "independent" as defined in the New York Stock Exchange listing           |
|   standards. The Board of Directors adopted a charter for the Audit         |
|   Committee, a copy of which was included as Exhibit A to the Proxy         |
| Statement filed with the SEC and mailed to the Company's stockholders in | | connection with the 2004 Annual Meeting of Stockholders of the Company. |
|                                                                             |
|   The Audit Committee's job is one of oversight, as set forth in its        |
|   charter. It is not the duty of the Audit Committee to prepare the         |
|   Company's financial statements, to plan or conduct audits or to           |
|   determine that the Company financial statements are complete and          |
|   accurate and are in accordance with generally accepted accounting         |
|   principles. BlackRock Financial Management, Inc. is the Manager of the    |
|   Company and is responsible for preparing the Company's financial          |
|   statements and for maintaining internal control and disclosure controls   |
|   and procedures. The independent auditors are responsible for auditing     |
|   the financial statements and expressing an opinion as to whether those    |
|   audited financial statements fairly present the financial position,       |
|    results of operations and cash flows of the Company in conformity with   |
|   the generally accepted accounting principles.                             |
|                                                                             |
|   The Audit Committee has reviewed and discussed the Company's audited      |
|   financial statements with management and with Deloitte & Touche LLP, the  |
|   Company's independent auditors for fiscal year 2005.                      |
|                                                                             |
|   The Audit Committee has discussed with Deloitte & Touche LLP the matters  |
|   required by Statement on Auditing Standards No. 61, as amended.           |
|                                                                             |
|   The Audit Committee has received from Deloitte & Touche LLP the written   |
|   disclosures and letter required by Independent Standards Board Standard   |
|   No. 1, Independence Discussions with Audit Committees, and has discussed  |
|   Deloitte & Touche LLP's independence with Deloitte & Touche LLP and has   |
|   considered the compatibility of nonaudit services with the auditor's      |
|   independence.                                                             |
|                                                                             |
|   Based on the review and discussions referred to above, the Audit          |
|   Committee recommended to the Board of Directors, and the Board of         |
|   Directors has approved, that the audited financial statements be          |
|   included in the Company's Annual Report on Form 10-K for the year ended   |
|   December 31, 2005 for filing with the SEC.                                |
|                                                                             |
|    MEMBERS OF THE AUDIT COMMITTEE                                           |
|    Jeffrey C. Keil (Chairman)                                               |
|    Carl F. Geuther                                                          |
|    Deborah J. Lucas                                                         |
|                                                                             |
 -----------------------------------------------------------------------------

Compensation Committee

         At present, the Company's officers are not compensated by the Company. Instead, the officers are separately compensated by the Manager. As discussed under "Certain Relationships and Related Transactions," the Company pays a base management fee and incentive compensation, among other things, to the Manager pursuant to the Management Agreement (defined below). The Compensation Committee met once during the fiscal year ended December 31, 2005, to approve the compensation provided by the Company to the independent directors who serve on the Board of Directors and the provide their recommendation regarding the Management Agreement. As discussed above, during 2005, the Company did not pay any cash compensation to its executive officers, and there was no grant of stock options or stock appreciation rights to the Company's executive officers during the fiscal year ended December 31, 2005. Accordingly, no Compensation Committee report is included in this Proxy Statement.

Executive Sessions of Non-Management Directors

         Executive sessions of the non-management directors will occur regularly during the course of the year. "Non-management directors" include all Unaffiliated Directors. The non-management director presiding at those sessions will rotate annually (in order) among the chair of each of the Nominating and Corporate Governance Committee, the Audit Committee and the Compensation Committee.

Information on Corporate Governance and Stockholder Communications

         The Company maintains a corporate governance section on its website to provide relevant information to stockholders. Corporate governance information available on the website includes the charters of the Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee of the Board of Directors, the Corporate Governance Guidelines of the Company, the Codes of Business Conduct and Ethics applicable to all directors, officers and employees, and procedures for communicating with the Board of Directors as well as with the non-management directors of the Board of Directors. This information is available on the investor relations page of the Company's website, www.anthracitecapital.com, under the heading "Investor Relations/Corporate Governance."

                               EXECUTIVE OFFICERS

         The following table sets forth certain information with respect to the executive officers of the Company.

         Name               Age                   Position
-------------------------------------------------------------------------------
Chris A. Milner              39     Chief Executive Officer
Richard M. Shea              46     President and Chief Operating Officer
James J. Lillis              49     Chief Financial Officer
Daniel P. Sefcik             41     Chief Investment Officer and Vice President
Robert L. Friedberg          45     Vice President, Secretary and Treasurer
Mark S. Warner               44     Vice President
Francis P. Pomar             59     Vice President

         Because the Manager maintains principal responsibility for managing the affairs of the Company, the Company does not employ full-time personnel, and the officers listed above perform only ministerial functions as officers of the Company, such as executing contracts and filing reports with regulatory agencies. In the future, the Company may have salaried employees. All officers serve at the discretion of the Company's Board of Directors. The persons listed above, who are also officers of the Manager and will be compensated by the Manager, are expected in their capacities as officers of the Manager, when fulfilling duties of the Manager under the Management Agreement, dated March 27, 1998, between the Company and the Manager (as amended to date, the "Management Agreement"), to devote a substantial amount of their time to the affairs of the Company. As officers of the Manager, such persons will not have fiduciary obligations to the Company and its stockholders in that capacity.

Chris A. Milner, Chief Executive Officer since 2004, is also Managing Director of the Manager and President of the Carbon Capital series of private real estate debt funds. Mr. Milner is a member of the Manager's Mortgage Investment
Strategy Group and is Co-chair of the Real Estate Operating Committee which oversees debt and equity real estate investment at the Manager. Mr. Milner is responsible for high yield real estate debt portfolio management across all of the Manager's accounts. Prior to joining the Manager in 1997, Mr. Milner was Vice President and Manager of PNC Real Estate Capital Markets, where he was responsible for origination, underwriting and securitization of all commercial mortgage conduit production. Prior to co-founding PNC's CMBS Program in 1995, Mr. Milner was a Vice President in PNC's real estate asset management subsidiary. In this capacity, Mr. Milner was responsible for the resolution of distressed commercial real estate loans and the coordination of PNC's special servicer ratings and sub-performing/non-performing loan sales. Mr. Milner has completed real estate debt, equity and capital markets transactions with an aggregate value of $20 billion. Mr. Milner joined PNC in 1990 upon completion of his graduate work (M.B.A. in Finance with a concentration in Real Estate) at Indiana University. While attending graduate school, Mr. Milner worked at Melvin Simon & Associates - the predecessor to the Simon Property Group (NYSE:
SPG). Mr. Milner earned a liberal arts B.A. degree from DePauw University in 1988.

Richard M. Shea, President since 2004 and Chief Operating Officer since 1998, is also a Managing Director of the Manager. Prior to joining the Manager in 1993, Mr. Shea was an Associate Vice President and tax counsel at Prudential Securities, Inc. Mr. Shea joined Prudential in 1988 and was responsible for corporate tax planning, tax-oriented investment strategies and tax issues of CMOs and original issue discount obligations. Mr. Shea earned a B.S. degree in accounting from the State University of New York at Plattsburgh in 1981 and a J.D. degree from New York Law School in 1984.

James J. Lillis, Chief Financial Officer since 2004, is also a Managing Director of the Manager. Prior to joining the Manager in 1995, Mr. Lillis was Chief Financial Officer of Barington Capital, Inc. where he was responsible for corporate financial reporting, taxation and other financial matters. Mr. Lillis earned a B.S. degree in accounting from Fordham University in 1978.

Daniel P. Sefcik, Chief Investment Officer since 2004 and Vice President since 1998, is also a Managing Director of the Manager where his primary responsibility is committing capital of the Manager's primary real estate vehicles as well as various separate accounts. Since joining the Manager in early 1998, Mr. Sefcik supervised the diligence and underwriting on more than 3,000 real estate assets and resolution of all product types including multi-family, office, hotel, retail, self storage and industrial properties in connection with investments in subordinate commercial mortgage-backed securities ("CMBS"). Mr. Sefcik has also been involved in investing over $1 billion in subordinate debt. Prior to joining the Manager, Mr. Sefcik served as a Vice President for Institutional Real Estate for PNC Bank in the New York City office from 1996 to 1998. Mr. Sefcik earned his B.A. degree in Economics in 1986 from Colorado State University and a M.A. degree in Economics from Rutgers University in 1997.

Robert L. Friedberg, CPA, Vice President, Secretary and Treasurer since 1999, is also a Director of the Manager where his responsibilities include financing the Manager's various real estate accounts as well as closing acquisitions for the real estate accounts. Prior to joining the Manager in 1999, Mr. Friedberg was Treasurer of Vornado Realty Trust, where he was responsible for corporate and property finance. Mr. Friedberg earned a BBA degree in Accounting at George Washington University in 1982 and received his Certified Public Accountant's license in 1984.

Mark S. Warner, CFA, Vice President since 1998, is also a Managing Director and portfolio manager of the Manager, where his primary responsibility is managing client portfolios, specializing in the commercial mortgage and non-agency residential mortgage sectors. Prior to joining the Manager in 1993, Mr. Warner was a Director in the Capital Markets Unit of the Prudential Mortgage Capital Company. Mr. Warner joined Prudential in 1987. Mr. Warner earned a B.A. degree in Political Science from Columbia University in 1983 and an M.B.A. degree in Finance and Marketing from Columbia Business School in 1987. Mr. Warner received his Chartered Financial Analyst (CFA) designation in 1993.

Francis P. Pomar, Vice President since May 2005, is also Director of the Manager where he is responsible for credit underwriting and monitoring of all real estate debt investment accounts. His duties include the asset management, workouts, and restructuring of all investments in B notes, mezzanine loans and subordinate CMBS bonds and overseeing the diligence process of income-producing real estate loan collateral in connection with investments in subordinate CMBS bonds by the Manager. Before joining the Manager, Mr. Pomar was the portfolio manager of a $2.2 billion commercial real estate loan portfolio for Lend Lease Real Estate Investments and earlier, the Chief Underwriter for the PaineWebber real estate conduit. Mr. Pomar earned his B.A. from Iona College and his J.D. from Fordham University School of Law.

Code of Ethics for Senior Officers

         The Company has adopted a Code of Ethics applicable to the chief executive officer, chief financial officer and senior officers of the Company. The Code of Ethics is available on the investor relations page of the Company's website, www.anthracitecapital.com, under the heading "Investor Relations/ Corporate Governance."

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

Stock Beneficially Owned by Principal Stockholders

         The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of March 16, 2006 by any person (including any "group" as that term is used in Section 13(d)(3) of the Exchange Act) who is known to the Company to beneficially own more than five percent of the issued and outstanding shares of Common Stock as of such date.

         As of March 16, 2006, there were 56,928,756 shares of Common Stock outstanding.

                                                   Number of
                                                   Shares of         Percent
                Name & Address                    Common Stock       of Class
--------------------------------------------------------------------------------
Barclays Global Investors, NA (1)...........        3,077,834          5.41%
45 Fremont Street
San Francisco, CA 94105

Kensington Investment Group (2).............        3,541,200          6.33%
4 Orinda Way
Orinda, CA 94563


(1) Based on information contained in a Schedule 13G filed with the SEC on January 26, 2006. According to such Schedule 13G, (i) Barclays Global Investors, NA, (ii) Barclays Global Fund Advisors (45 Fremont Street, San Francisco, CA 94105), (iii) Barclays Global Investors, Ltd (Murray House, 1 Royal Mint Court, London, EC3N 4HH), (iv) Barclays Global Investors Japan Trust and Banking Company Limited (Ebisu Prime Square Tower 8th Floor, 1-1-39 Hiroo, Shibuya-ku, Tokyo 150-0012, Japan), (v) Barclays Life Assurance Company Limited (Unicorn House 5th Floor, 252 Romford Road, Forest Gate, London 37 9JB England), (vi) Barclays Bank Plc (54 Lombard Street, London, England EC3P 3AH), (vii) Barclays Capital Securities Limited (5 The North Colonnade, Canary Wharf, London, England E14 4BB), (viii) Barclays Capital Inc. (200 Park Avenue, New York, New York 10166), (ix) Barclays Private Bank & Trust (Isle of Man) Limited (4th Floor, Queen Victoria House, Isle of Man, IM99 IDF), (x) Barclays Private Bank and Trust (Jersey) Limited (39/41 Broad Street, St. Helier, Jersey, Channel Islands JE4 8PU); (xi) Barclays Bank Trust Company Limited (54 Lombard Street, London, England EC3P 3AH); (xii) Barclays Bank (Suisse) SA (10 rue d'Italie, CH-1204 Geneva, Switzerland); (xiii) Barclays Private Bank Limited (59/60 Grosvenor Street, London, WIX 9DA England); (xiv) Bronco (Barclays Cayman) Limited (Mary Street, PO Box 908 GT, George Town, Grand Cayman, Cayman Islands);
       (xv) Palomino Limited (Mary Street, PO Box 908 GT, George Town, Grand Cayman, Cayman Islands); and (xvi) HYMF Limited (Mary Street, PO Box 908 GT, George Town, Grand Cayman, Cayman Islands) are deemed to be the beneficial owners of an aggregate of 3,077,834 shares of Common Stock as a result of their holding shares of Common Stock in trust accounts for the economic benefit of the beneficiaries of those accounts.

(2) Based on information contained in a Schedule 13G filed with the SEC on February 7, 2006. According to such Schedule 13G, Kensington Investment Group is deemed to be the beneficial owner of 3,541,200 shares of Common Stock.



Stock Beneficially Owned by Directors, Director Nominees and Officers

         The following table sets forth the beneficial ownership of the Company's Common Stock, as of March 16, 2006, by (i) each director and director nominee of the Company, (ii) each executive officer of the Company and (iii) all directors, director nominees and executive officers as a group. Unless otherwise indicated, such shares of Common Stock are owned directly and the indicated person has sole voting power or investment power over the shares of Common Stock shown.

         The number of shares of Common Stock shown in the following security ownership table as beneficially owned by each director and executive officer is determined under the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. For purposes of the following table, beneficial ownership includes any shares of Common Stock as to which the individual has sole or shared voting power or investment power and also any shares of Common Stock that the individual has the right to acquire within 60 days of March 16, 2006 through the exercise of any option, warrant or right. As of March 16, 2006, there were 56,928,756 shares of Common Stock outstanding.

                                              Number of Shares
                                               of Common Stock
                                             Beneficially Owned    Percent of
                                                     (1)              Class
                                             ----------------------------------
Donald G. Drapkin.........................           23,315                 *
Hugh R. Frater............................          376,000                 *
Carl F. Geuther...........................           23,707                 *
Jeffrey C. Keil...........................           33,471                 *
Leon T. Kendall...........................           54,870                 *
Ralph L. Schlosstein......................           12,545                 *
Chris A. Milner...........................          183,000                 *
Deborah J. Lucas..........................            1,000                 *
Richard M. Shea...........................          240,125                 *
James J. Lillis...........................            5,800                 *
Robert L. Friedberg.......................            3,900                 *
Daniel P. Sefcik..........................           37,920                 *
Mark S. Warner............................          118,000                 *

All directors, director nominees and
executive officers as a
group (13 persons)........................        1,113,653             1.96%


* The number of shares of Common Stock held by such individual is less than 1% of the outstanding shares of Common Stock.

(1) Includes shares of Common Stock issuable upon the exercise of options pursuant to the 1998 Stock Option Plan that are currently exercisable or that will become exercisable within 60 days of March 16, 2006. Such shares of Common Stock are held as follows: Mr. Drapkin (21,000); Mr. Frater (300,000); Mr. Geuther (21,000); Mr. Keil (21,000); Mr. Kendall
       (24,100); Mr. Schlosstein (12,545); Mr. Milner (150,000); Mr. Shea
       (200,000); Mr. Sefcik (30,000); and Mr. Warner (115,000).



                             EXECUTIVE COMPENSATION

Summary of Compensation

         During the fiscal year ended December 31, 2005, the Company did not pay any cash compensation to its executive officers but may, in the future, pay annual compensation to the Company's executive officers for their services as executive officers. The Company may from time to time, at the discretion of the Compensation Committee of the Board of Directors, grant options to purchase shares of the Company's Common Stock to the Company's executive officers pursuant to the 1998 Stock Option Plan or the 2006 Stock Award and Incentive Plan, if approved by the Company's stockholders at this meeting.

Stock Options and Stock Appreciation Rights

         There was no grant of stock options or stock appreciation rights to the Company's executive officers during the fiscal year ended December 31, 2005.

Exercise of Stock Options and Stock Appreciation Rights

         The following table sets forth information concerning the exercise of stock options during the fiscal year ended December 31, 2005 by the Company's executive officers and the fiscal year-end value of their unexercised options.

                              Aggregated Option/SAR Exercises in Last Fiscal Year and
                                        Fiscal Year-End Option/SAR Values



                                                        Number of Securities Underlying      Value of Unexercised In-the-Money
                                                     Unexercised Options/SARs at December       Options/SARS at December 31,
                          Shares                                 31, 2005 (#)                           2005(1) ($)
                        Acquired on       Value      --------------------------------------------------------------------------
         Name          Exercise (#)    Realized ($)     Exercisable       Unexercisable       Exercisable       Unexercisable
-------------------------------------------------------------------------------------------------------------------------------
Richard M. Shea             --             --             200,000               0                  0                  0
Chris A. Milner             --             --             150,000               0                  0                  0
James J. Lillis             --             --                0                  0                  0                  0
Daniel P. Sefcik            --             --              30,000               0                  0                  0
Robert L. Friedberg         --             --                0                  0                  0                  0
Mark S. Warner              --             --             115,000               0               31,350                0


(1)  The fair market value of a share of Common Stock on December 31, 2005 was $10.53, which corresponds to its closing price on the New York Stock Exchange on December 31, 2005.  The value of the unexercised in-the-money options is calculated by multiplying (A) the number of securities underlying such options by
     (B) the difference between (i) $10.53 (the closing price of the Common Stock on the New York Stock
     Exchange on December 31, 2005) and (ii) the option exercise price.


1998 Stock Option Plan

         On March 23, 1998, the Company adopted a stock option plan (the "1998 Stock Option Plan") that provides for the grant of both qualified incentive stock options ("ISOs") that meet the requirements of Section 422 of the Internal Revenue Code and non-qualified stock options, stocks appreciation rights and dividend equivalent rights (collectively, "Awards"). Awards other than ISOs may be granted to (i) any employee or director of the Company, any subsidiary of the Company or the Manager, (ii) the Manager or (iii) any other individual or entity performing services for the Company or a subsidiary. ISOs may be granted to officers and key employees of the Company. The exercise price for any option granted under the 1998 Stock Option Plan may not be less than 100% of the fair market value of the shares of Common Stock at the time the option is granted.

         As of December 31, 2005, net of terminated options, the Company has granted options to purchase up to 1,695,951 shares of Common Stock, predominantly to directors and executive officers of the Company, of which 1,417,851 were outstanding as of December 31, 2005.

         Subject to anti-dilution provisions for stock splits, stock dividends and similar events, the 1998 Stock Option Plan authorizes the grant of options to purchase up to an aggregate of 2,470,453 shares of the Company's Common Stock. If an option granted under the 1998 Stock Option Plan expires or terminates, the shares of Common Stock subject to any unexercised portion of that option will again become available for the issuance of further options under the 1998 Stock Option Plan. Unless previously terminated by the Board of Directors, the 1998 Stock Option Plan will terminate ten years from its effective date, and no options may be granted under the 1998 Stock Option Plan thereafter.

         The 1998 Stock Option Plan is administered by a committee of the Board of Directors comprised entirely of Unaffiliated Directors, referred to as the Compensation Committee. Options granted under the 1998 Stock Option Plan become exercisable in accordance with the terms of the grant made by the Compensation Committee. The Compensation Committee has discretionary authority to determine at the time an option is granted whether it is intended to be an ISO or a non-qualified option, and when and in what increments shares of Common Stock covered by the option may be purchased. If stock options are proposed to be granted to the Unaffiliated Directors, then the full Board of Directors must first approve such grants.

         Generally, each option must terminate no more than ten years from the date it is granted. Options may be granted on terms providing that they will be exercisable in whole or in part at any time or times during their respective terms, or only in specified percentages at stated time periods or intervals during the term of the option.

         The exercise price of any option granted under the 1998 Stock Option Plan is payable in full (i) in cash, (ii) by surrender of shares of the Company's Common Stock having a market value equal to the aggregate exercise price of all shares to be purchased, (iii) by cancellation of indebtedness owed by the Company to the option holder, (iv) pursuant to procedures approved by the Company through a broker-dealer, (v) if approved by the Compensation Committee, by a full recourse promissory note executed by the option holder or
(vi) by any combination of the foregoing. The terms of the promissory note may be changed from time to time by the Company's Board of Directors to comply with applicable regulations or other relevant pronouncements of the Internal Revenue Service or the SEC.

         The Company's Board of Directors may, without affecting any outstanding options, from time to time revise or amend the 1998 Stock Option Plan, and may suspend or discontinue it at any time. However, no such revision or amendment may increase the number of shares of common stock subject to the 1998 Stock Option Plan (with the exception of adjustments resulting from changes in capitalization) without stockholder approval.

Compensation Committee Interlocks and Insider Participation

         The Compensation Committee is presently comprised of Messrs. Kendall, Drapkin and Keil, none of whom were officers or employees of the Company during the fiscal year ended December 31, 2005 or before.


                      EQUITY COMPENSATION PLAN INFORMATION

         The following table sets forth certain information relating to the Company's equity compensation plans as of December 31, 2005:

                                                                                              Number of securities
                                           Number of securities                          remaining available for
                                            to be issued upon                             future issuance under
                                               exercise of          Weighted-average       equity compensation
                                               outstanding          exercise price of        plans (excluding
                                                 options,         outstanding options,     securities reflected
               Plan Category               warrants and rights     warrants and rights        in column (a))
               -------------               -------------------    --------------------   -----------------------
                                                   (a)                     (b)                     (c)
Equity compensation                             1,340,851                 14.87                  774,502
  plans approved by
  security holders  (1).................
Equity compensation
  plans not approved by
  security holders......................           N/A                     N/A                     N/A
                Total...................        1,340,851 (2)             14.87 (2)              774,502

______________________

(1)    Represents shares authorized for issuance under the 1998 Stock Option
       Plan.

(2) Excludes information for options assumed by the Company in connection with its acquisition of CORE Cap, Inc. on May 15, 2000. As of December 31, 2005, a total of 77,000 shares of the Company's Common Stock were issuable upon the exercise of outstanding options assumed in the acquisition. The weighted average exercise price of those outstanding options is $14.91 per share of Common Stock. No additional options may be granted in the future pursuant to the plan under which these options were assumed.



                                  THE MANAGER

         The Manager is a wholly owned subsidiary of BlackRock, Inc., which is listed for trading on the NYSE under the symbol "BLK." As of December 31, 2005, BlackRock, Inc. is approximately 70% owned by PNC Bancorp, Inc., which is itself a wholly owned subsidiary of The PNC Financial Services Group, Inc. (NYSE:PNC). The Manager is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is one of the largest investment management firms in the United States.


                      COMPLIANCE WITH SECTION 16(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons beneficially owning more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the NYSE. These persons are also required to furnish the Company with copies of all Forms 3, 4 and 5 that they file.

         Based solely on the Company's review of the copies of such forms it has received, the Company believes that all its executive officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during the fiscal year ended December 31, 2005, except that Mr. Milner filed a Form 4 after the deadline for filing due to an administrative oversight.

                                   PROPOSAL 2
                      RATIFICATION OF INDEPENDENT AUDITORS

Proposed Independent Auditor

         Deloitte & Touche LLP, independent certified public accountants, has served as independent auditors of the Company and its subsidiaries for the fiscal year ended December 31, 2005. The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP to be the Company's independent auditors for the fiscal year ending December 31, 2006 and has further directed that the selection of the independent auditors be submitted for ratification by the stockholders at the Annual Meeting.

         Representatives of Deloitte & Touche LLP will be present at the Annual Meeting, will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from stockholders.

Recommendation of the Board of Directors

         The Board of Directors recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as the independent auditors for the Company for the fiscal year ending December 31, 2006.

                                   PROPOSAL 3
             RATIFICATION OF THE 2006 STOCK AWARD AND INCENTIVE PLAN


         The Anthracite Capital, Inc. 2006 Stock Award and Incentive Plan (the "Plan") enables a committee of the Board of Directors of the Company (the "Committee") to make discretionary grants of stock options, stock appreciation rights, shares of restricted stock, performance shares, performance units or other share-based awards to selected employees and independent contractors of the Company and its subsidiaries and the Manager. The Board of Directors of Anthracite believes that the Plan is instrumental in attracting future Plan participants and in retaining and motivating current Plan participants.

Plan Summary

The following is a summary of the Plan, as adopted and approved by the Board in February 2006, and is qualified in its entirety by the full text of the Plan, which is attached to this Proxy Statement as Appendix A.

Shares Available

A total of 5,633,854 shares of our Common Stock are reserved for issuance under the Plan. Shares issued under the Plan may be authorized but unissued shares. If any shares of Common Stock subject to an award granted under the Plan are forfeited, cancelled, exchanged or surrendered or if an award terminates or expires without a distribution of shares, or if shares of Common Stock are surrendered or withheld as payment of either the exercise price of an award and/or withholding taxes in respect of an award, those shares of Common Stock will again be available for awards under the Plan. Under the Plan, no more than 600,000 shares of the Company's Common Stock may be covered by stock-based awards to any "covered employee," (as such term is defined in Section 162(m) of the Internal Revenue Code) and no more than 2,816,927 shares of Common Stock may be issued pursuant to the exercise of "incentive stock options," as such term is defined in Section 422 of the Internal Revenue Code.

The number of shares of Common Stock authorized for issuance under the Plan is generally subject to equitable adjustment upon the occurrence of any stock dividend or other distribution, recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event.

Administration

The Plan will be administered by the Committee. The Committee will have the authority, in its sole discretion, subject to and not inconsistent with the express terms and provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation:

   o  the authority to grant awards;

   o to determine the persons to whom and the time or times at which awards will be granted;

   o  to determine the type and number of awards to be granted;

   o to determine the number of shares of Common Stock to which an award may relate and the terms, conditions, restrictions and performance criteria relating to any award;

   o to determine whether, to what extent, and under what circumstances an award may be settled, cancelled, forfeited, exchanged, suspended or surrendered;

   o to make adjustments in the performance goals in recognition of unusual or nonrecurring events affecting Anthracite or its subsidiaries or the financial statements of Anthracite or its subsidiaries (to the extent not inconsistent with Section 162(m) of the Internal Revenue Code, if applicable);

   o  to construe and interpret the Plan and any award;

   o to prescribe, amend and rescind rules and regulations relating to the Plan;

   o to determine the terms and provisions of agreements evidencing the terms of any award; and

   o to make all other determinations deemed necessary or advisable for the administration of the Plan.

The Committee may, in its sole discretion, without amendment to the Plan, (a) accelerate the date on which any option granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such option, and (b) accelerate the vesting date, or waive any condition imposed under the Plan, with respect to any share of restricted stock or other award, or otherwise adjust any of the terms applicable to any such award.

Subject to Section 162(m) of the Internal Revenue Code and except as required by Rule 16b-3 under the Exchange Act, the Committee may delegate all or any part of its authority under the Plan to an employee, employees or committee of employees. Under the Plan, the Board of Directors will have sole authority, unless expressly delegated to the Committee, to grant awards to non-employee directors.

Eligibility

Grants of awards may be made under the Plan to selected employees, consultants, directors and advisors of Anthracite and its subsidiaries, and, without limitation, the Manager.

Stock Options and Appreciation Rights

Stock option awards may be either "incentive stock options," as such term is defined in Section 422 of the Internal Revenue Code, or nonqualified stock options. The exercise price of a nonqualified stock option may be above, or at the fair market value per share of Common Stock on the date of grant; the exercise price of an incentive stock option may not be less than the fair market value per share of Common Stock on the date of grant and incentive stock options may only be granted to employees. The exercise price of a stock option may be paid in cash, by the surrender of Common Stock, or by a combination of these methods. An award agreement may also allow an option recipient to elect to pay the exercise price by having shares of Common Stock sold by a broker pursuant to a cashless same-day sale exercise.

Stock appreciation rights may be granted alone or together with stock options. A stock appreciation right is a right to be paid an amount equal to the excess of the fair market value of a share of Common Stock on the date the stock appreciation right is exercised over either the fair market value of a share of Common Stock on the date of grant (in case of a free standing stock appreciation right) or the exercise price of the related stock option (in case of a tandem stock appreciation right). Payment can be made in cash, Common Stock or both, as specified in the award agreement or as determined by the Committee.

Stock options and stock appreciation rights are exercisable at such times and upon such conditions as the Committee may determine, as reflected in the applicable award agreement. The Committee determines the exercise period except that, in the case of an incentive stock option, the exercise period shall not exceed ten years from the date of grant of the incentive stock option.

Restricted Stock and Stock Payment

The Committee may grant restricted stock awards, alone or in tandem with other awards under the Plan, subject to such restrictions, terms and conditions, as the Committee may determine in its sole discretion and as may be evidenced by the applicable agreements. The vesting of a restricted stock award granted under the Plan may be conditioned upon the completion of a specified period of employment or service with the Company or any subsidiary, upon the attainment of specified performance goals, and/or upon such other criteria as the Committee may determine in its sole discretion. Each agreement with respect to a restricted stock award will set forth the amount (if any) to be paid by the participant with respect to the award and when and under what circumstances such payment is required to be made. The Committee may grant stock bonus awards, alone or in tandem with other awards under the Plan, subject to such terms and conditions as the Committee may determine in its sole discretion and as may be evidenced by the applicable agreement.

Performance Awards

The Committee may grant performance awards, alone or in tandem with other awards under the Plan, to acquire shares of Common Stock in such amounts and subject to such terms and conditions as the Committee may from time to time in its sole discretion determine, subject to the terms of the Plan.

In the event that the Committee grants a performance award (other than a nonqualified option or incentive stock option) that is intended to constitute qualified performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code, the following rules will apply: (1) payments under the performance award will be made solely on account of the attainment of one or more objective performance goals established in writing by the Committee not later than the date on which 25% of the period of service to which the performance award relates has elapsed; (2) the performance goal(s) to which the performance award relates may be based on one or more of the following business criteria applied to the Company, a subsidiary, a business unit, product line or any combination thereof, as determined by the Committee in its sole discretion:

   o  return on equity;

   o  earnings per share;

   o  net income (before or after taxes);

   o earnings before all or any of interest, taxes, depreciation and/or amortization ("EBIT", "EBITA" or "EBITDA");

   o  operating income;

   o  cash flow;

   o  return on assets;

   o  market share;

   o  cost reduction goals or levels of expenses, costs or liabilities;

   o  earnings from continuing operations; or

   o  any combination of one or more of the foregoing over a specified period;
      and

(3) the performance goal(s) may be expressed in terms of attaining a specified level of the particular criteria, the attainment of a percentage increase or decrease in the particular criteria, or may be applied to the performance of the Company, a subsidiary, a business unit, product line, or any combination thereof, relative to a market index, a group of other companies (or their subsidiaries, business units or product lines), or a combination thereof, all as determined by the Committee in its sole discretion.

Termination of Employment

Unless the applicable agreement provides otherwise or the Committee in its sole discretion determines otherwise, upon termination of the participant's employment or service with the Company and its subsidiaries and the Manager for any reason other than cause, the portions of outstanding options and stock appreciation rights granted to the participant that are exercisable as of the date of the termination of employment or service will remain exercisable for a period of thirty (30) days (one (1) year if such termination is as a result of death, disability or retirement) from and including the date of termination of employment or service (and will terminate thereafter), and any payment or notice provided for under the terms of any other outstanding award with respect to the portion that is vested as of the date of termination of employment or service may be given for a period of thirty (30) days (one (1) year if such termination is as a result of death, disability or retirement) from and including the date of termination of employment or service (and will terminate thereafter).

All portions of outstanding options or stock appreciation rights granted to the participant which are not exercisable as of the date of the termination of employment or service, and any other outstanding award which is not vested as of the date of the termination of employment or service, will terminate upon the date of the termination of employment or service.

Unless the applicable agreement provides otherwise or the Committee in its sole discretion determines otherwise, if the participant's employment or service is terminated by the Company or its subsidiaries or the Manager for cause, all outstanding options, restricted stock awards and stock appreciation rights granted to the participant, whether or not they are exercisable as of the date of such termination of employment or service, and any other outstanding award, whether or not it is vested as of the date of the termination of employment or service, will in each case terminate upon the date of the termination of employment or service.

Effect of Change in Control

Unless the applicable agreement provides otherwise, in the event of a Change of Control (as such term is defined in the Plan):

   o any award carrying a right to exercise that was not previously exercisable and vested will become fully exercisable and vested; and

   o the restrictions, deferral limitations, payment conditions, and forfeiture conditions applicable to any other award granted under the Plan will lapse and the awards will be deemed fully vested, and any performance goals imposed with respect to awards will be deemed to be fully achieved.

Transferability

Except as otherwise determined by the Committee, awards granted under the Plan may be transferred only by will or by the laws of descent and distribution.

Amendment and Termination

The Plan may be altered, amended, suspended, or terminated by the Board of Directors or the Committee, in whole or in part, except that no amendment that requires stockholder approval in order for the Plan to continue to comply with state law, stock exchange requirements or other applicable law will be effective unless the amendment has received the required stockholder approval. In addition, no amendment may be made which adversely affects any of the rights of any award holder previously granted an award, without the holder's consent. The Plan will terminate on the tenth anniversary of the effective date, which effective date is February 24, 2006.

United States Federal Income Tax Information

The following summary is intended as a general guide to the United States federal income tax consequences relating to the issuance and exercise of stock options granted under the Plan. This summary does not attempt to describe all possible federal or other tax consequences of such grants or tax consequences based on particular circumstances.

Incentive Stock Options

An optionee recognizes no taxable income for regular income tax purposes as the result of the grant or exercise of an incentive stock option qualifying under
Section 422 of the Internal Revenue Code (unless the optionee is subject to the alternative minimum tax). Optionees who neither dispose of their shares acquired upon the exercise of an incentive stock option ("iso shares") within two years after the stock option grant date nor within one year after the exercise date normally will recognize a long-term capital gain or loss equal to the difference, if any, between the sale price and the amount paid for the iso shares. If an optionee disposes of the iso shares within two years after the stock option grant date or within one year after the exercise date (each a "disqualifying disposition"), the optionee will realize ordinary income at the time of the disposition in an amount equal to the excess, if any, of the fair market value of the iso shares at the time of exercise (or, if less, the amount realized on such disqualifying disposition) over the exercise price of the iso shares being purchased. Any additional gain will be capital gain, taxed at a rate that depends upon the amount of time the iso shares were held by the optionee. A capital gain will be long-term if the optionee's holding period is more than 12 months. Anthracite will be entitled to a deduction in connection with the disposition of the iso shares only to the extent that the optionee recognizes ordinary income on a disqualifying disposition of the iso shares.

Nonstatutory Stock Options

An optionee generally recognizes no taxable income as the result of the grant of a nonstatutory stock option. Upon the exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income equal to the difference between the stock option exercise price and the fair market value of the shares on the exercise date. If the optionee is an Anthracite employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any subsequent gain or loss, generally based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. A capital gain or loss will be long-term if the optionee's holding period is more than 12 months. Anthracite generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

Plan Benefits

Future grants under the Plan will be made at the discretion of the Committee and, accordingly, are not yet determinable. In addition, benefits under the Plan will depend on a number of factors, including the fair market value of the Common Stock on future dates and the exercise decisions made by Plan participants. Consequently, it is not possible to determine the benefits that might be received by participants receiving discretionary grants under the Plan.

The closing price of the Common Stock on March 16, 2006 was $11.02.

Recommendation of the Board of Directors

         The Board of Directors recommends a vote FOR the ratification of the 2006 Stock Award and Incentive Plan.

                                   PROPOSAL 4

                              STOCKHOLDER PROPOSAL


         I, Robert D. Morse, of 212 Highland Ave., Moorestown, NJ 08057-1717, owner of $2000.00 or more(1) of Anthracite Capital, Inc. stock for over a year, wish to present a proposal to be printed in the Year 2006 Proxy Materials for a vote. I will attempt to be represented at the meeting, and shall hold equity until after that time.

                                    PROPOSAL

         I propose that the Directors eliminate all remuneration for any one of Management in an amount above $500,000.00 per year. This excludes minor perks and necessary insurance. Likewise, no severance contracts are to be made.

REASONING:

         If a person becomes unsatisfactory or unnecessary, it is not a necessity that they be paid to leave. It is possible for a person to enjoy a profitable and enjoyable life with the proposed amount, and even to underwrite their own retirement plan. The Proxy is required to publish remuneration of only five upper Management personnel. YOUR assets are being constantly diverted for Management's gain. Most asset gains are the result of good product or service, produced by the workers, successful advertising, and acceptance by the public market. Just being in a Management position does not materially affect these results, as companies seldom founder due to a changeover.

EXPLANATION:

         The Directors are the group responsible for the need of this Proposal, as they determine remuneration, and under "Plurality" voting rules, cannot be defeated for election, even if only one vote "For" is received each, for the number of nominees presented. It is suggested that shareowners look deeper into why they are denied the "Right of Dissent"' but ONLY in the Vote for Directors column. This is unconstitutional! The choice of "Against" was removed about Year 1975. You are asked to take a closer look to be knowledgeable for your voting decisions, as Management usually nominates Directors.

NOTE:

         Ford Motor Company agreed to return "Against" three years ago, showing the "American Way" spirit as a fine U.S. Corporation.

         The Coca Cola Company eliminated "SAR's" severance packages, and options awards as far back as 1998. The above actions are commendable.

Recommendation of the Board of Directors

         The Board of Directors recommends a vote AGAINST the adoption of the stockholder proposal.


_____________________

(1) The Company will provide the specific number of Company's voting securities held by Mr. Morse promptly after receiving an oral or written request to provide such information.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Relationship between the Company and the Manager

         The Company has a Management Agreement with the Manager, a majority owned indirect subsidiary of The PNC Financial Services Group, Inc. and the employer of certain directors and all of the officers of the Company, under which the Manager manages the Company's day-to-day operations, subject to the direction and oversight of the Company's Board of Directors. Pursuant to the Management Agreement, the Manager formulates investment strategies, arranges for the acquisition of assets, arranges for financing, monitors the performance of the Company's assets and provides certain other advisory and managerial services in connection with the operations of the Company. For performing these services, the Company pays the Manager a base management fee equal to 2.0% of the quarterly average total stockholders' equity for the applicable quarter.

         To provide an incentive, the Manager is entitled to receive an incentive fee equal to 25% of the amount by which the rolling four-quarter GAAP net income before the incentive fee exceeds the greater of 8.5% or 400 basis points over the ten-year Treasury note multiplied by the adjusted per share issue price of the common stock ($11.38 per common share at December 31, 2005).

         The Company's unaffiliated directors approved an extension of the Management Agreement to March 30, 2007 at the Board's February 2006 meeting. Additionally, pursuant to a resolution of the Company's Board of Directors adopted at the February 2006 meeting, up to 30% of the incentive fees earned in 2005 or after may be paid in shares of the Company's Common Stock subject to certain provisions. The Company granted the Manager a number of shares of the Company's Common Stock equal to one-half of one percent (.005%) of the total number of shares of Common Stock outstanding as of December 31, 2005, which grant totaled 281,693 shares. The Board of Directors also authorized the Company to seek stockholders' approval of the 2006 Stock Award and Incentive Plan at the Annual Meeting, pursuant to which the awards of Common Stock would be granted to the Manager in the future.

         The Company also reimburses the Manager for out-of-pocket expenses paid by the Manager to third parties. The Manager may engage PNC Bank, Midland Loan Services, Inc. ("Midland"), a wholly owned subsidiary of PNC Bank, or unaffiliated third parties to conduct due diligence with respect to potential portfolio investments and to provide certain other services. Accordingly, a portion of the out-of-pocket expenses may be paid to PNC Bank or Midland in such capacities. The Company's guidelines require the contract for such engagement to be conducted at arm's length, as evidenced by documentation provided by the Manager to the Board of Directors. PNC Bank and Midland are paid fees and out-of-pocket expenses as would customarily be paid to unaffiliated third parties for such services.

         For the year ended December 31, 2005, the Company paid the Manager $10,974,000 in base management fees and $4,290,000 in incentive compensation. In accordance with the provisions of the Management Agreement, the Company recorded reimbursements to the Manager of $350,000 for certain expenses incurred on behalf of the Company by the Manager during 2005.

         The Company has administration and investment accounting agreements with the Manager. Under the terms of the administration agreement, the Manager provides financial reporting, audit coordination and accounting oversight services to the Company. Under the terms of the investment accounting agreement, the Manager provides investment accounting services to the Company. For the year ended December 31, 2005, the Company paid an administration fee of $209,000. No payments were made in the year ended December 31, 2005 under the investment accounting agreement.

Relationship between the Manager or The PNC Financial Services Group, Inc. and the Company's Directors and Executive Officers

         In addition to being Chairman of the Board of Directors of the Company, Ralph L. Schlosstein is President and a Director of the Manager. Chris
A. Milner is a Managing Director of the Manager in addition to his position as Chief Executive Officer of the Company. Hugh R. Frater is an Executive Vice President at The PNC Financial Services Group, Inc., as well as a Director of the Company. Richard M. Shea is a Managing Director of the Manager in addition to his position as President and Chief Operating Officer of the Company. James
J. Lillis is a Managing Director of the Manager in addition to his position as Chief Financial Officer of the Company. Scott M. Amero is a Managing Director of the Manager as well as a Director of the Company. Frank Pomar is a Director of the Manager as well as a Vice President of the Company. Robert L. Friedberg is a Director of the Manager as well as Vice President, Treasurer and Secretary of the Company. Mark S. Warner is a Managing Director of the Manager as well as Vice President of the Company. Daniel P. Sefcik is a Managing Director of the Manager in addition to his position as Chief Investment Officer of the Company.

Other Material Transactions between the Company and the Manager

         At December 31, 2005, the Company owned approximately 20% of Carbon Capital I ("Carbon I"). At December 31, 2005, the Company also owned approximately 26% of Carbon Capital II ("Carbon II", and collectively with Carbon I, the "Carbon Capital Funds"). Collectively, the Carbon Capital Funds are private commercial real estate income opportunity funds managed by the Manager.

         The Company entered into a $50,000,000 commitment on July 20, 2001 to acquire shares in Carbon I. On July 12, 2004, the investment period expired. The Company's investment in Carbon I at December 31, 2005 was $18,458,000.

         The Company entered into an aggregate commitment of $100,000,000 to acquire shares in Carbon II. The Company's investment in Carbon II at December 31, 2005 was $41,188,000. The Company's remaining commitment at December 31, 2005 was $61,742,000.

         On December 13, 2005, the Company entered into a $75,000,000 commitment to acquire shares of BlackRock Diamond Property Fund ("BlackRock Diamond"). BlackRock Diamond is a private real estate investment trust managed by BlackRock Realty Advisors, Inc., a subsidiary of the Manager. BlackRock Diamond's investment objective is to seek current income and capital appreciation from a portfolio of equity real estate assets while preserving capital. At December 31, 2005, 67% of the commitment has been called and the Company owned approximately 27% of BlackRock Diamond. The Company's investment in BlackRock Diamond at December 31, 2005 was $51,004,000. During February 2006, the Company increased its capital commitments by an additional $25,000,000 and received an additional capital call of $24,296,000.

                               PERFORMANCE GRAPH

         The following graph compares the cumulative total stockholder return on the Common Stock of the Company from December 31, 2000 through December 31, 2005, with the cumulative total return of the Standard & Poor's 500 Stock Price Index (the "S&P 500"), the Nasdaq Composite Index ("NASDAQ Composite"), the Russell 2000 Index (the "Russell 2000") and the SNL Finance REITs Index, for the same period. The graph assumes the investment of $100 in the Common Stock of the Company and in each index, for comparative purposes. Total return equals appreciation in stock price plus dividends paid, and assumes that all dividends are reinvested. The following information has been obtained from sources believed to be reliable, but neither its accuracy nor its completeness is guaranteed. The performance graph is not necessarily indicative of future investment performance.

                          Total Return Performance
                               [GRAPHIC OMITTED]


                                                            Period Ending
                               ----------- ------------------------------------------------------------
Index                            12/31/00     12/31/01    12/31/02    12/31/03    12/31/04    12/31/05
-------------------------------------------------------------------------------------------------------
Anthracite Capital, Inc.           100.00       160.12      178.84      197.91      248.93      234.06
S&P 500                            100.00        88.11       68.64       88.33       97.94      102.74
NASDAQ Composite                   100.00        79.18       54.44       82.09       89.59       91.54
Russell 2000                       100.00       102.49       81.49      120.00      142.00      148.46
SNL Finance REITs Index (1)        100.00       175.33      227.34      343.32      428.09      342.52

   (1) As of March 16, 2006, the SNL Finance REIT Index (formerly known as the SNL All MBS REIT Index) comprised the following companies: Arbor Realty Trust Inc.; American Church Mortgage; American Home Mortgage Investment Corp.; American Mortgage Acceptance Company; Annaly Mortgage Management, Inc.; Anthracite Capital, Inc.; Aames Investment Corp.; Anworth Mortgage Asset Corporation; BRT Realty Trust; Capital Alliance Income Trust Ltd.; Capital Trust, Inc.; Capstead Mortgage Corporation; Deerfield Triarc Capital Corp.; Dynex Capital Inc.; ECC Capital Corp; Fieldstone Investment Corp; Gramercy Capital Corporation; Hanover Capital Mortgage Holdings, Inc.; HomeBanc Corporation; Impac Mortgage Holdings, Inc.; iStar Financial Inc.; JER Investors Trust Inc.; KKR Financial Corp; Luminent Mortgage Capital, Inc.; MFA Mortgage Investments, Inc.; Middleton Doll Company; MortgageIT Holdings Inc.; Newcastle Investment Corp.; New Century Financial Corporation; NorthStar Realty Finance Corporation; New York Mortgage Trust Inc.; NovaStar Financial, Inc.; Opteum; Origen Financial Inc.; RAIT Investment Trust; Redwood Trust, Inc.; Resource Capital Corp.; Saxon Capital Inc.; Sunset Financial Resources Inc.; and Thornburg Mortgage, Inc.


    In accordance with the rules of the SEC, this section entitled "Performance Graph" shall not be incorporated by reference into any future filings by the Company under the Securities Act or the Exchange Act, and shall not be deemed to be soliciting material or to be filed under the Securities Act or the Exchange Act.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         At its meeting on March 14, 2006, the Audit Committee of the Board of Directors appointed Deloitte & Touche LLP to serve as the Company's independent auditors for fiscal year ending December 31, 2006. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions of stockholders.

         The Audit Committee considered the non-audit services provided by Deloitte & Touche LLP and determined that the provision of such services was compatible with maintaining Deloitte & Touche LLP's independence. Deloitte & Touche LLP, the members of Deloitte Touche Tohmatsu and their respective affiliates (collectively, "Deloitte") billed the following:

         The aggregate accounting fees billed and services provided by the Company's principal accountants for the years ended December 31, 2005 and 2004 are as follows:

                                                  2005                 2004
            Audit Fees                          $765,000             $703,000
            Audit Related Fees (1)                     -              145,000
            Tax Fees (2)                          48,500               30,000
            All Other Fees (3)                   190,000              248,000
                                                --------             --------
                 Total Fees                   $1,003,500           $1,126,000

_____________________
(1) Fees for audit-related services incurred in 2004 consisted of advisory services pursuant to Section 404 of the Sarbanes-Oxley Act of 2002.
(2)   Professional services for tax compliance, tax advice and tax planning.
(3) Primarily related to comfort letters provided in connection with the Company's equity shelf program and services provided in connection with the Company's collateralized debt obligation program.

         Pursuant to the Audit Committee charter, all services provided to the Company by its independent auditors must be pre-approved either by the Audit Committee or, when appropriate, by a subcommittee formed by the Audit Committee. The pre-approval policies and procedures of the Audit Committee are in summary as follows:

         Statement of Principles

         The Audit Committee is required to pre-approve the audit and non-audit services performed by the Company's independent auditors for the Company in order to assure that the provision of such services does not impair the auditor's independence. The Audit Committee also will pre-approve, in accordance with its Pre-Approval Policy (the "Policy"), all audit and non-audit services provided to all subsidiaries of the Company. Unless a type of service to be provided by the independent auditor is pre-approved in accordance with the terms of the Policy, it will require specific pre-approval by the Audit Committee or by any member of the Audit Committee to which pre-approval authority has been delegated.

         The term of any Audit, Audit-Related, Tax and All Other services that have been pre-approved under the Policy is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. Periodically, and no less than at its first meeting of each fiscal year, the Audit Committee will review and re-approve the Policy and all appendices attached thereto, together with any changes deemed necessary or desirable by the Audit Committee.

         Delegation

         In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under the Policy to the Chairman of the Audit Committee (the "Chairman"). The Chairman shall report any pre-approval decisions under the Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the independent auditor the services pre-approved under the Policy and the fees related thereto. Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman, provided the work has not already been completed. This modification can be to the form of the nature of services pre-approved, the level of fees approved, or both. The Audit Committee expects pre-approval of audit and non-audit services by the Chairman pursuant to this delegated authority to be the exception rather than the rule and may modify or withdraw this delegated authority at any time if this proves not to be the case. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

         Pre-Approval Fee Levels

         Fee levels for all services to be provided by the independent auditor and pre-approved under this Policy will be established periodically by the Audit Committee and set forth in the appendices hereto. Any proposed services exceeding these fee levels will require specific pre-approval by the Audit Committee or the Chairman.

         Audit Services

         The annual Audit Services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, company structure or other matters.

         In addition to the annual Audit Services engagement specifically approved by the Committee, any other Audit Services not listed in the Policy or appendices thereto must be specifically pre-approved by the Committee or the Chairman.

         Audit-Related Services

         Audit-Related Services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent auditor. Audit-Related Services not listed in the Policy or appendices thereto must be separately pre-approved by the Committee or the Chairman.

         Tax Services

         The Audit Committee believes that the independent auditor can provide Tax Services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence; provided, however, that the independent auditor may not be an advocate for the Company in a tax proceeding or investigation. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. Tax Services not listed in the Policy or appendices thereto must be separately pre-approved by the Audit Committee or the Chairman.

         All Other Services

         All other services not listed in the Policy or appendices thereto must be separately pre-approved by the Audit Committee or the Chairman.

         Procedures

         Requests or applications to provide services that require specific approval by the Audit Committee or the Chairman will be submitted to the Audit Committee or the Chairman, as the case may be, by both the independent auditor and the Company's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the rules of the SEC on auditor independence and the requested services is not a non-audit service prohibited by the SEC.

                 STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

         Proposals received from stockholders are given careful consideration by the Company in accordance with Rule 14a-8 under the Exchange Act. Stockholder proposals are eligible for consideration for inclusion in the proxy statement for the 2007 annual meeting of stockholders if they are received by the Company on or before December 19, 2006. Any proposal should be directed to the attention of the Company's Secretary at 40 East 52nd Street, New York, New York 10022. In order for a stockholder proposal submitted outside of Rule 14a-8 to be considered "timely" within the meaning of Rule 14a-4(c), such proposal must be received by the Company not later than the last date for submission of stockholder proposals under the Company's By-Laws. In order for a proposal to be "timely" under the Company's By-Laws, it must be received not later than the close of business on the 60th day (March 21, 2007) nor earlier than the close of business on the 90th day (February 19, 2007) before the first anniversary of the Annual Meeting; provided, however, that in the event that the date of the 2007 annual meeting of stockholders is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, a proposal by the stockholders to be timely must be received not earlier than the close of business on the 90th day before such meeting and not later than the close of business on the later of the 60th day before such meeting or the 10th day after the day on which public announcement of the date of such meeting is first made by the Company.

                                 OTHER MATTERS

         The Board of Directors knows of no other business to be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, including a proposal omitted from this Proxy Statement in accordance with Rule 14a-8 under the Exchange Act, the proxies will be voted on such matters in accordance with the judgment of the persons named as proxies therein, or their substitutes, present and acting at the meeting.

         No person is authorized to give any information or to make any representation not contained in this Proxy Statement, and, if given or made, such information or representation should not be relied upon as having been authorized. The delivery of this Proxy Statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of the Proxy Statement.

                             ADDITIONAL INFORMATION

         The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You can notify the Company by sending a written request to Anthracite Capital, Inc., 40 East 52nd Street, New York, New York 10022, Attention: Secretary.



                                            By Order of the Board of Directors,


                                            /s/  Robert L. Friedberg
                                            ----------------------------------
                                            Robert L. Friedberg
                                            Secretary


New York, New York
April 17, 2006


                                     ANNUAL MEETING OF STOCKHOLDERS OF

                                          ANTHRACITE CAPITAL, INC.
                                                May 18, 2006

                                     Please mark, sign, date, and mail
                                           your proxy card in the
                                         envelope provided as soon
                                                as possible.
                              |                                                |
                              ^                                                ^
                              Please detach and mail in the envelope provided.

 ----------------------------------------------------------------------------------------------------------------------------
|                             PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.                          |
|                             PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE                  [X]                  |
 ----------------------------------------------------------------------------------------------------------------------------

                                                                                                         FOR  AGAINST ABSTAIN
The Board of Directors          NOMINEE FOR TERM             | The Board of Directors  recommends        [ ]     [ ]    [ ]
recommends a vote FOR all       EXPIRING IN 2008:            | a vote FOR proposal 2
nominee                                                      |
                                [ ]                          | 2. Proposal to ratify the appointment
1. Election of Directors             Deborah J. Lucas        |    of Deloitte & Touch LLP as
                                                             |    independent auditors for the fiscal
   [ ] FOR ALL NOMINEES                                      |    year ending December 31, 2006.
   [ ] WITHHOLD AUTHORITY       NOMINEES FOR TERM            |
       FOR ALL NOMINEES         EXPIRING IN 2009:            | The Board of Directors recommends          [ ]     [ ]    [ ]
   [ ] FOR ALL EXCEPT                                        | a vote FOR proposal 3
      (See instructions         ( )                          |
       below)                        Scott M. Amero          | 3. Proposal to ratify the Anthracite
                                                             |    Capital, Inc. 2006 Stock Award
                                ( )                          |    and Incentive Plan.
                                     Ralph L. Schlosstein    |
                                                             | The Board of Directors recommends          [ ]     [ ]    [ ]
                                                             | a vote AGAINST proposal 4
                                                             |
                                                             | 4. Stockholder proposal relating to
                                                             |    compensation of the management
                                                             |    of Anthracite Capital, Inc.
                                                             |
        This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is indicated, this Proxy will be voted FOR the election of each nominee listed in proposal 1, FOR proposal 2, FOR proposal 3 and AGAINST proposal 4.

        THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME VOTING IS DECLARED  CLOSED BY GIVING THE SECRETARY OF
ANTHRACITE CAPITAL, INC. WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY DATED PROXY, OR BY CASTING A BALLOT AT THE ANNUAL
MEETING OR ANY ADJOURNMENT THEREOF.

         The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statement.
                                                              |
INSTRUCTION:  To withhold authority to vote for any           |   TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE
-----------   individual nominee(s), mark "FOR ALL  EXCEPT"   |   REVERSE SIDE HEREOF.
              and fill in the circle next to each nominee     |
              you wish to withhold, as shown here: (o)        |
                                                              |
---------------------------------------------------------------------------------------------------------------------------
                          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED.

------------------------------------------------------------
To change the address on your account, please check         |
the box at right and indicate your new address in the       |
address space above. Please note that changes to the        |
registered name(s) on the account may not be                |
submitted via this method.                            [ ]   |
------------------------------------------------------------

Signature of Stockholder ____________________ Date: _______  Signature of Stockholder _____________________ Date: __________


----------------------------------------------------------------------------------------------------------------------------

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.


                                      ANTHRACITE CAPITAL, INC.

                             PROXY - ANNUAL MEETING OF STOCKHOLDERS, May 18, 2006

                          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     RICHARD M. SHEA and ROBERT L. FRIEDBERG and each of them, are hereby appointed as the proxies of the undersigned, with full power of substitution on behalf of the undersigned to vote, as designated on the reverse side, all the shares of common stock of the Company held of record on March 31, 2006 by the undersigned at the Annual Meeting of Stockholders of ANTHRACITE CAPITAL, INC., to be held at the New York
Marriott East Side Hotel, 525 Lexington Avenue, New York, NY 10017, at 10:00 a.m., on May 18, 2006 and all
adjournments or postponements thereof and in their discretion, upon any matter that may properly come before the Annual Meeting or any adjournment or postponement thereof, in accordance with their best judgment.

                               (Continued and to be signed on the reverse side)

----------------------------------------------------------------------------------------------------------------------------
|  COMMENTS:                                                                                                                |
|                                                                                                                           |
----------------------------------------------------------------------------------------------------------------------------
